EXHIBIT 32.4
CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, M. Ryan Weems, Senior Vice President, Chief Financial Officer of PacifiCorp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:
(1)the Annual Report on Form 10-K of PacifiCorp for the annual period ended December 31, 2025 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PacifiCorp.

Date: February 27, 2026	/s/ M. Ryan Weems
M. Ryan Weems
Director, Senior Vice President, Chief Financial
Officer and Treasurer
(principal financial officer)